UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2024 (April 20, 2024)

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way Suite 100
Westminster, Colorado		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amendment to Retention Bonus Letter of Thomas A. Keuer and C. Jeffrey Dekker

On April 20, 2024, the board of directors of ARCA biopharma, Inc., a Delaware corporation (“ARCA” or the "Company"), approved the second amendment of certain retention bonus letters between ARCA and each of Thomas A. Keuer and C. Jeffrey Dekker to increase the aggregate amount of the retention bonus with respect to each such executive by 33.33%, to $200,000. The remaining portion of the retention bonus with respect to Thomas A. Keuer and C. Jeffrey Dekker, consisting of $165,000, will become payable consistent with the original terms of the applicable retention bonus letter and first amendment to retention bonus letter. Any payment related to the retention bonuses of Thomas A. Keuer and C. Jeffrey Dekker will be paid by ARCA via payroll within 30 business days of the date of occurrence of the applicable “Payment Event Date” (as such term is otherwise defined in the applicable second amendment to the retention bonus letter). Each such retention bonus letter and first amendment to retention bonus letter will otherwise remain subject to their original terms and conditions.

The original retention bonus letters between ARCA and each of Thomas A. Keuer and C. Jeffrey Dekker are incorporated herein by reference to Exhibits 10.1 and 10.2, respectively, of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2022, and the first amendment to retention bonus letters between ARCA and each of Thomas A. Keuer and C. Jeffrey Dekker are incorporated herein by reference to Exhibit 10.1 and 10.2, respectively, of the Company’s Current Report on Form 8-K, filed with the SEC on December 4, 2023.

The foregoing description of the second amendment to the retention bonus letter of Thomas A. Keuer and the second amendment to the retention bonus letter of C. Jeffrey Dekker is not complete and is qualified in its entirety by reference to the full text of each such amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Retention Bonus Letter, dated April 22, 2024, by and between ARCA biopharma, Inc. and Thomas A. Keuer.
10.2	Second Amendment to Retention Bonus Letter, dated April 22, 2024, by and between ARCA biopharma, Inc. and C. Jeffrey Dekker.
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCA biopharma, Inc. (Registrant)

Date:	April 23, 2024	By:	/s/ C. Jeffrey Dekker
Name: C. Jeffrey Dekker Title: Chief Financial Officer